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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                FEBRUARY 25, 2000
                                 Date of Report
                        (Date of earliest event reported)

                               INFOSPACE.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          0-25131                                     91-1718107
     (Commission File No.)               (IRS Employer Identification Number)


                             15375 N.E. 90TH STREET
                            REDMOND, WASHINGTON 98052
                    (Address of Principal Executive Offices)

                                  425-602-0600
              (Registrant's Telephone Number, Including Area Code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 6, 1999, InfoSpace.com, Inc., a Delaware corporation ("INFOSPACE.COM"), Prio, Inc., a California corporation ("Prio") and certain other parties entered into an Agreement and Plan of Merger (the "REORGANIZATION AGREEMENT"), providing for the acquisition of Prio by InfoSpace.com. On February 25, 2000, a wholly-owned subsidiary of InfoSpace.com merged with Prio.

         Pursuant to the Reorganization Agreement, InfoSpace.com is issuing 5,370,000 shares (or options or warrants to purchase shares) (after giving effect to a two-for-one stock split effected in January 2000) of its common stock in exchange for all of the outstanding shares of Prio common stock, preferred stock, options and warrants, 10% of which will be deposited into an escrow account to secure certain representatives and warranties made by Prio. The acquisition will be accounted for as a pooling of interests. The transaction is valued at approximately $400,065,000 based on the closing price of InfoSpace.com common stock on December 6, 1999. It is intended that the transaction be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

         The foregoing summary is qualified in its entirety by reference to the full text of the Reorganization Agreement, which is attached hereto as Exhibit 2.1, and is incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than May 29, 2000.

         (b)    PRO FORMA FINANCIAL INFORMATION.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than May 29, 2000.

         (c)    EXHIBITS.

                2.1 Agreement and Plan of Reorganization, dated as of December
                    6, 1999, by and between the registrant and Prio.


                                        2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 2000   INFOSPACE.COM, INC.

                         By: /S/ TAMMY D. HALSTEAD
                             ---------------------
                                Tammy D. Halstead
                             VICE PRESIDENT, ACTING CHIEF FINANCIAL OFFICER AND
                            CHIEF ACCOUNTING OFFICER
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                                INDEX TO EXHIBITS

    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------

     2.1 Agreement and Plan of Reorganization, dated as of December 6, 1999, by and between the registrant and Prio.